SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      ----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported) August 9, 2001

                                MELLON BANK, N.A.

          (Originator of Mellon Bank Premium Finance Loan Master Trust)
             (Exact name of Registrant as specified in its charter)

United States                 333-53250                 51-0015912
(State or other               (Commission               (IRS Employer ID Number)
jurisdiction of               File Number)
incorporation)
                                One Mellon Center
                         Pittsburgh, Pennsylvania 15258
                                 (412) 234-5000
    (Address, including zip code, and telephone number, including area code, of registrant's principal offices)

                                       N/A
          (Former name or former address, if changed since last report)

                ------------------------------------------------


                  MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
             (Exact name of Registrant as specified in its charter)

New York                      333-53250-01              [Applied for]
(State or other               (Commission               (IRS Employer ID Number)
jurisdiction of               File Number)
incorporation)
                                One Mellon Center
                         Pittsburgh, Pennsylvania 15258
                                 (412) 234-5000
  (Address, including zip code, and telephone number, including area code, of registrant's principal offices)

                                       N/A
          (Former name or former address, if changed since last report)

                ------------------------------------------------


Delaware                      333-53250-02              [Applied for]
(State or other               (Commission               (IRS Employer ID Number)
jurisdiction of               File Number)
incorporation)

               c/o Chase Manhattan Bank, USA, National Association
                              1201 N. Market Street
                              Wilmington, DE 19801
                                 (302) 428-3372

                                Carl Krasik, Esq.
                          Mellon Financial Corporation
                                   Suite 1910
                                500 Grant Street
                       Pittsburgh, Pennsylvania 15258-0001
                                 (412) 234-5222
  (Address, including zip code, and telephone number, including area code, of registrant's principal offices)

                                       N/A
          (Former name or former address, if changed since last report)

Item 5.   OTHER EVENTS.

     The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           MELLON BANK, N.A., as registrant


                                           By:  /s/ STEVEN G. ELLIOTT
                                                --------------------------------
                                                Name:  Steven G. Elliott
                                                Title: Senior Vice Chairman and
                                                       Chief Financial Officer


                                           MELLON PREMIUM FINANCE LOAN OWNER
                                           TRUST, as registrant

                                           By: Mellon Bank, N.A., as depositor


                                           By:  /s/ STEVEN G. ELLIOTT
                                                --------------------------------
                                                Name:  Steven G. Elliott
                                                Title: Senior Vice Chairman and
                                                       Chief Financial Officer



                                           MELLON BANK PREMIUM FINANCE LOAN
                                           MASTER TRUST

                                           By: MELLON PREMIUM FINANCE LOAN OWNER
                                           TRUST, as depositor

                                           By: MELLON BANK, N.A., as depositor


                                           By:  /s/ STEVEN G. ELLIOTT
                                                --------------------------------
                                                Name:  Steven G. Elliott
                                                Title: Senior Vice Chairman and
                                                       Chief Financial Officer




Dated:  August 27, 2001

                                INDEX OF EXHIBITS

Exhibit No.   Document Description                         Method of Filing

20            Monthly Certificateholders Statement         Filed herewith